                                                                Exhibit 10.14

                                                                   As Adopted
                             SELECT COMFORT CORPORATION

                           1990 OMNIBUS STOCK OPTION PLAN

                        (AS AMENDED THROUGH AUGUST 28, 1997)


ARTICLE 1.  ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT. Select Comfort Corporation (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 1990 Omnibus Stock Option Plan (the "Plan").

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.

ARTICLE 2.  DEFINITIONS

     The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

     2.1    "BOARD" means the Board of Directors of the Company.

     2.2    "CHANGE IN CONTROL" means an event described in Section 11.1 below.

     2.3    "CODE" means the Internal Revenue Code of 1986, as amended.

     2.4    "COMMITTEE" means the entity administering the Plan, as provided in
Article 3 below.

     2.5 "COMMON STOCK" means the common stock of the Company, par value $.0l per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

     2.6 [This section was deleted in its entirety pursuant to an amendment on August 28, 1997]

     2.7 "DISABILITY" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     2.8 "ELIGIBLE PERSONS" means individuals who are (a) full-time or part-time employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, (b) Non-Employee Directors, prior to the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, or (c) consultants to the Company or any Subsidiary.

     2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.10 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date:
            (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

            (b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices there for in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

            (c) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.11 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422A of the Code.

     2.12 "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company or any Subsidiary.

     2.13 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan that does not qualify as an Incentive Stock Option.

     2.14 "OPTION" means an Incentive Stock Option, a Non-Statutory Stock Option or a Director Stock Option.

     2.15 "OPTIONEE" means an Eligible Person who receives one or more Incentive Stock Options or Non-Statutory Stock Options under the Plan or a Non-Employee Director who receives a grant of a Director Stock Option under the Plan.

     2.16 "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

     2.17 "RETIREMENT" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

     2.18   "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.19 "SUBSIDIARY" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 425(f) of the Code).

     2.20   "TAX DATE" means a date defined in Section 6.6(c) of the Plan.

ARTICLE 3.  PLAN ADMINISTRATION

     The Plan shall be administered by the Board or by a committee of the Board consisting of not less then two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act the Plan shall be administered by the Board, a majority of which Board and a majority of whom acting on any matter under the Plan shall be "disinterested persons" as defined by Rule l6b-3 of the Rules and Regulations of the Securities and Exchange Commission or by a committee consisting solely of not less than three members of the Board who are "disinterested persons" within the meaning of Rule l6b-3 of the Rules and Regulations of the Securities and Exchange Commission. Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such a committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of such a committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a committee, if established. From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, no member of the Committee shall be eligible, or shall have been eligible at any time within the lesser of one year or the period since the Company first registered a class of its equity securities under Section 12 of the Exchange Act, to receive an Incentive Stock Option or a Non-Statutory Stock Option under the Plan.

     In accordance with and subject to the provisions of the Plan, with respect to Incentive Stock Options and Non-Statutory Stock Options, the Committee shall select the Optionees from Eligible Persons; shall determine the number of shares of Common Stock to be subject to such Options granted pursuant to the Plan, the time at which such Options are granted, the Option exercise price, Option period and the manner in which each such Option becomes exercisable; and shall fix such other provisions of such Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. Grants of Director Stock Options under the Plan and the amount and terms of such Options shall be automatic, as described in Section 6.7 of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan (other than with respect to Section 6.7). With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Incentive Stock Option or Non-Statutory Stock Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify, extend, renew or accept the surrender of any outstanding Incentive Stock Option or Non-Statutory Stock Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor to the extent not previously exercised.

     Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest (except that the Committee shall have no right to exercise any discretion with respect to Director Sock Options). No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

     From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, any member of the Board who is an Eligible Person under the Plan shall have no vote on (a) any proposed amendment to the Plan or (b) any other matter that might affect such member's individual interest under the Plan; nor shall such member's presence be counted in determining whether a quorum is present at any meeting at which a vote involving the Plan or individual rights thereunder is taken.

ARTICLE 4.  STOCK SUBJECT TO THE PLAN

     4.1 NUMBER. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 2,800,000, subject to adjustment upon changes in capitalization of the Company as provided in Section 4.3 below. The maximum number of shares authorized may be increased from time to time by approval of the Board and the shareholders of the Company. Shares of Common Stock that may be issued upon exercise of

Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

     4.2 UNUSED STOCK. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

     4.3 CAPITAL ADJUSTMENTS. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan (including, without limitation, the number of shares for which Director Stock Options are to be automatically granted pursuant to Section 6.7) and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. However, no change shall be made in the terms of any outstanding Incentive Stock Option as a result of any such change in the corporate structure or shares of the Company, without the consent of the Optionee affected thereby, that would disqualify such Incentive Stock Option from treatment under Section 422A of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

ARTICLE 5.  PARTICIPATION

     Optionees who are selected to receive grants of Incentive Stock Options or Non-Statutory Stock Options shall be those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Non-Statutory Stock Options under the Plan, and Optionees who are employees of the Company or a Subsidiary may be granted from time to time one or more Incentive Stock Options under the Plan, in any case as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the terms, conditions, rights and duties of Incentive Stock Options and Non-Statutory Stock Options granted under the Plan. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

ARTICLE 6.  TERMS OF OPTIONS

     6.1 GRANT OF OPTIONS. An Optionee may be granted one or more Incentive Stock Options or Non-Statutory Stock Options under the Plan, and the Committee in its sole discretion may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that only Optionees who are employees of the Company or a Subsidiary shall be eligible to be granted Incentive Stock Options. The Committee may grant both an Incentive Stock Option and a Non-Statutory Stock Option to the same Optionee at the same time or at different times. Incentive Stock Options and Non-Statutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised.

     6.2 MANNER OF OPTION EXERCISE. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office in Maple Grove, Minnesota (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment.
As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

     6.3 PAYMENT OF OPTION EXERCISE PRICE. At the time of the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an Optionee's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash. For purposes of this Section 6.3, "previously acquired shares" shall include both shares of Common Stock that are already owned by the Optionee at the time of exercise and shares of Common Stock that are to be acquired pursuant to the exercise of the Option concerned. In its sole discretion, the Committee may determine either at the time of grant or exercise of an Incentive Stock Option or a Non-Statutory Stock Option, to permit an Optionee to pay all or any portion of the purchase price by delivery of a promissory note in form and substance acceptable to the Committee.

     6.4 RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares except as the Committee may determine pursuant to Section 4.3.

     6.5    INCENTIVE STOCK OPTIONS.

            (a) INCENTIVE STOCK OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 425(e) of the Code).

            (b) AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422A of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 425(e) of the Code)) shall not exceed $100,000.

            (c) DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of an Optionee that owns, directly or indirectly (as determined pursuant to Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 425(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Incentive Stock Options granted to an Optionee hereunder shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company and all Subsidiaries or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary).

            (d) DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS. Prior to making a disposition (as defined in Section 425(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.

            (e) WITHHOLDING TAXES. The Company is entitled to withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to any action by the Optionee, including, without limitation, a disposition of shares of Common Stock described in Section 6.5(d) above, that causes the Incentive Stock Option to cease to qualify as an incentive stock option within the meaning of Section 422A of the Code.

     6.6         NON-STATUTORY STOCK OPTIONS.

            (a) OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised will be determined by the Committee, but shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

            (b) DURATION OF NON-STATUTORY STOCK OPTIONS. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee at the time such option is granted, but in no event shall such period exceed 10 years and one month from the date the Option is granted.
     A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to an Optionee who is an employee of the Company and all Subsidiaries shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company or a Subsidiary or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary). A Non-Statutory Stock Option granted hereunder to an Optionee who is not an employee of the Company or a Subsidiary will terminate as determined by the Committee at the time of grant.

       (c)  WITHHOLDING TAXES.

            (i) The Company is entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Non-Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

            (ii) The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Non-Statutory Stock Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax Date"), equal to the amount necessary to satisfy the withholding amount due. An Optionee's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee. If the Optionee is an officer, director or beneficial owner of more than 10% of the outstanding Common Stock of the Company and at the time of exercise of the Option the Company has a class of equity securities registered under Section 12 of the Exchange Act, such election may not be made within six months of the date the Non-Statutory Stock Option is granted (unless the death or Disability of the Optionee occurs prior to the expiration of such six-month period), and must be made either six months prior to the Tax Date or between the third and twelfth business days following public release of any of the Company's quarterly or annual summary earnings statements. When shares of Common Stock are issued prior to the Tax Date to an Optionee making such an election, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

     6.7 [This section was deleted in its entirety pursuant to an amendment on March 25, 1997]

ARTICLE 7.  EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS

     7.1    TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT.
In the event an Optionee's employment is terminated with the Company and all Subsidiaries by reason of his death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Optionee shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, but notwithstanding the foregoing, exercise may not occur after the expiration date of any such Option.

     7.2 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

            (a)     Except as otherwise provided in Article 11 and subsection
     (b) below, in the event an Optionee's employment is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement, all rights of the Optionee under the Plan shall immediately terminate without notice of any kind and no Incentive Stock Option or Non-Statutory Stock Option then held by the Optionee shall thereafter be exercisable.

            (b) Notwithstanding the provisions of Subsection (a) above, upon an Optionee's termination of employment with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Incentive Stock Options and Non-Statutory Stock Options then held by such Optionee to become exercisable and to remain exercisable following such termination of employment in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof and no Incentive Stock Option may be exercisable more than three months following termination of employment.

     7.3 DATE OF EMPLOYMENT TERMINATION. For purposes of the Plan, an Optionee's employment shall be deemed to have terminated on the last day of the pay period covered by the Optionee's final paycheck. Notwithstanding the foregoing, the Optionee shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation, any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including without limitation any layoff) during which the Optionee's right to reemployment is guaranteed either by statute or contract.

ARTICLE 8.  RIGHTS OF EMPLOYEES; OPTIONEES.

     8.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Optionee at any time, nor confer upon any Eligible Person or Optionee any right to continue in the employ of the Company or any Subsidiary.

     8.2 NONTRANSFERABILITY. No right or interest of any Optionee in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 6.7 or Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     8.3 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 9.  SHARE ISSUANCE AND TRANSFER RESTRICTIONS

     9.1 SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration there for), unless and until each of the following conditions has been fulfilled:

            (a) (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

            (b) there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

     9.2 SHARE TRANSFERS. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

     9.3 LEGENDS. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE 10.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time (other than in any respect relating to Director Stock Options) in such respects as the Board may deem advisable in order that Incentive Stock Options and Non-Statutory Stock Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment, without approval of the shareholders of the Company, may (a) materially increase the benefits accruing to Optionees under the Plan, (b) increase the total number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in
Section 4.3 of the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3.

ARTICLE 11.  CHANGE IN CONTROL

     11.1 CHANGE IN CONTROL. For purposes of this Section 11.1, a "Change in Control" of the Company shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, or
(c) a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (x) any Person, other than any Person who owns any shares of Common Stock on the effective date of the Plan, becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors or (y) individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (y) and the following sentence, considered as though such person were a member of the Board of Directors on the effective date of the Plan. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of this Section 11.1 by virtue of any transaction which shall have been approved by the affirmative vote of at least a majority of the members of the Board of Directors on the effective date of the Plan.

     11.2   ACCELERATION OF VESTING.  If any of the events described in Section
11.1 above constituting a Change in Control of the Company shall occur, then, without any action by the Committee or the Board, all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, whether or not the Optionees to whom such options have been granted remain employees of the Company or a Subsidiary or, in the case of Non-Employee Directors, remain members of the Board (and any Incentive Stock Options remaining unexercised more than three months following termination of employment shall thereafter be deemed Non-Statutory Stock Options).

     11.3   LIMITATION ON ACCELERATION OF VESTING.  Notwithstanding anything in
Section 11.2 above to the contrary, if, with respect to an Optionee, acceleration of the vesting of Options as provided in Section 11.2 above (which acceleration could be deemed a payment within the meaning of Section 280G(b) (2) of the Code), together with any other payments which such Optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504 (a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b) (2) of the Code), the payments to such Optionee pursuant to Section 11.2 above shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 12.  EFFECTIVE DATE OF THE PLAN

     12.1 EFFECTIVE DATE. The Plan is effective as of May 30, 1990, the date it was adopted by the Board subject to the approval of the shareholders. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

     12.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on May 29, 2000, and may be terminated prior thereto by Board action, and no Options shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 13.  MISCELLANEOUS

     13.1 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota.

     13.2 GENDER AND NUMBER. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.